EXHIBIT 10.45

AMENDMENT TO WARRANT AGREEMENTS

        THIS AMENDMENT TO WARRANT AGREEMENTS (this “Amendment”) dated as of October 1, 2002, is made by and between PACIFIC BIOMETRICS, INC., a Delaware corporation (the “Company”), and TRANSAMERICA TECHNOLOGY FINANCE CORPORATION (“TTFC”), successor in interest to TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (“TBCC”).

        WHEREAS, Saigene Corporation, a Delaware corporation, the Company and TTFC have entered into a Restructure Agreement dated the date hereof (the “Restructure Agreement”), pursuant to which TTFC has agreed to restructure certain of the obligations of the Company and Saigene Corporation pursuant to the terms and conditions set forth in the Restructure Agreement; and

        WHEREAS, the execution and delivery of this Amendment by the Company is a condition of TTFC entering into the Restructure Agreement; and

        WHEREAS, the Company and TBCC are parties to that certain Warrant Agreement (the “First Warrant”), dated as of March 14, 1997, pursuant to which the Company issued to TBCC warrants to purchase 40,000 shares, in the aggregate, of the common stock, $.01 par value (the “Common Stock”) of the Company; and

        WHEREAS, the Company and TBCC are parties to that certain Amended and Restated Warrant Agreement (the “Second Warrant”), dated as of February 12, 2000 (amending and restating a Warrant Agreement dated March 14, 1997), pursuant to which the Company issued to TBCC warrants to purchase 40,000 shares of the Company’s Common Stock; and

        WHEREAS, the Company and TBCC are parties to that certain Amended and Restated Warrant Agreement (the “Third Warrant”), dated as of February 12, 2000 (amending and restating a Warrant Agreement dated August 5, 1999), pursuant to which the Company issued to TBCC warrants to purchase 150,508 shares of the Company’s Common Stock; and

        WHEREAS, the Company and TBCC are parties to that certain Amended and Restated Warrant Agreement (the “Fourth Warrant,” and together with the First Warrant, the Second Warrant and the Third Warrant, the “Warrant Agreements”), dated as of February 12, 2000 (amending and restating a Warrant Agreement dated November 30, 1999), pursuant to which the Company issued to TBCC warrants to purchase 150,508 shares of the Company’s Common Stock; and

        WHEREAS, the Company and TTFC desire to amend the Warrant Agreements as more particularly set forth in this Amendment.

        NOW, THEREFORE, in furtherance of the Restructure Agreement and in consideration of the premises and the agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Exercise Price. The first sentence of Section 7(a) of the First Warrant is hereby amended by deleting the first sentence of Section 7(a) of the First Warrant in its entirety and substituting in lieu thereof the following:

         “The price at which Common Stock shall be purchasable upon exercise of Warrants at any time until the Warrant Expiration Date shall be $0.0625 per share of Common Stock or, if adjusted as provided in this Section, shall be such price as so adjusted (the “Exercise Price”).”

        2. Expiration Date. The first sentence of Section 5 of each of the Warrant Agreements is hereby amended by deleting the first sentence of Section 5 of each of the Warrant Agreements in its entirety and substituting in lieu thereof the following:

         “The Warrants shall expire at midnight at the end of the day on December 31, 2007, New York City time (the “Warrant Expiration Date”) and are exercisable and subject to the terms and conditions set forth below.”

        3. Exercise of Warrants.  Section 5(d) of each of the Warrant Agreements is hereby amended by adding the following at the end of Section 5(d) of each of the Warrant Agreements:

        “Notwithstanding anything contained above to the contrary, in lieu of exercising this Warrant as described above, the Holder of this Warrant may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election (which notice shall include the number of shares being exercised hereunder, and shall be substantially in the form attached hereto as Annex A), in which event the Company shall issue to the Holder of this Warrant a number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the shares of Common Stock being exercised (the “Exercise Shares”) on the date of exercise (the “Exercise Date”) which value shall be determined by subtracting (a) the aggregate Warrant Price of the Exercised Shares immediately prior to the exercise of the Warrant from (b) the aggregate fair market value of the Exercised Shares on the Exercise Date, by (y) the fair market value of one share of Common Stock as of the Exercise Date.  No fractional shares shall be issuable upon exercise of this Warrant, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share on the Exercise Date.”

        4. Holder of the Warrants.  Notwithstanding anything to the contrary in any of the Warrant Agreements, the Company hereby acknowledges and agrees that TTFC, as successor in interest to TBCC, has the right to assign, and that TTFC hereby does assign, all of its right, title and interest in and to the Warrant Agreements, and in and to any Warrants or shares of Common Stock issued or to be issued thereunder, to TBCC Funding Trust II, a Delaware business trust (“Trust II”).  The Company hereby consents to such assignment and hereby irrevocably waives any and all rights, if any, to object to such assignment.  In addition, the Company hereby covenants and agrees, with respect to each of the Warrant Agreements, to deliver to TTFC as soon as reasonably practicable following the execution and delivery of this Amendment a Warrant Certificate in the name and for the benefit of Trust II.

        5. Vesting.  Notwithstanding anything to the contrary in any of the Warrant Agreements, the Company hereby acknowledges and agrees that all of the Warrants issued or to be issued thereunder are fully vested and exercisable as of the date hereof.

        6. Representations and Warranties of the Company.  To induce TTFC to enter into this Amendment, the Company hereby represents and warrant as follows:

(a)	The recitals in this Amendment are true and correct in all respects.

(b)	This Amendment has been duly executed and delivered by the Company.

7. Miscellaneous.

(a)	Further Assurances. The Company agrees to execute such other and further documents and instruments as TTFC may reasonably request to implement the provisions of this Amendment.

(b)

Benefit of Amendment. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No other person shall be entitled to claim any right or benefithereunder, including, without limitation, the status of a third partybeneficiary of this Amendment.

(c)

Invalidity. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any otherjurisdiction or the remaining provisions of this Amendment in any jurisdiction.

(d)	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

(e)	Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

        IN WITNESS WHEREOF, the parties heretohave caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

PACIFIC BIOMETRICS, INC.

By:	/s/ RONALD HELM

Name:	Ronald Helm
Title:	Chief Executive Officer

TRANSAMERICA TECHNOLOGY FINANCE CORPORATION
successor in interest to
TRANSAMERICA BUSINESS CREDIT CORPORATION

By	/s/ ALLEN SAILER

Name:	Allen Sailer
Title:	Sr. Vice President

ANNEX A

ELECTION TO PURCHASE/NET ISSUANCE OR CASHLESS EXERCISE

PACIFIC BIOMETRICS, INC.
220 West Harrison Street
Seattle, Washington 98119

            The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant(s) for, and to purchase thereunder or acquire pursuant to net issuance or cashless exercise, ____________________ (_______) shares of the stock provided for therein, and requests that certificates for such shares shall be issued in the name of _______________________________ (Please Print) and be delivered to ___________________

__________________________ at _________________________________________________and, if said number of shares shall not be all of the shares purchasable thereunder, that a new Warrant Certificate for the remaining balance of the shares purchasable under the within Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated below.

            Dated: ____________________ ___, 20___

            Name of Warrantholder: ___________________________________________________
                                                                          (Please Print)

            Address: ________________________________________________________________

            Signature: _______________________________________________________________

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